William Blair Growth Conference

June 24, 2004

Jay R. Bertelli

Chairman, President and CEO

Bob Hult

SVP, Chief Financial Officer

Safe Harbor Statement

Certain information (including oral remarks) presented may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements include, among others, those dealing with overall business, segment, and market growth and our business and financial outlook. You can identify forward-looking statements by our use of the words "may," "will," “should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated.

Factors that could cause or contribute to such risks and uncertainties include, but are not limited to: general economic and business conditions, competition, changes in technology and methods of marketing, delays in completing various engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs and the timing of such funding, shortages in components, production delays due to performance quality issues with outsourced components, the failure to locate favorable acquisition and partnership opportunities and achieve expected results, and various other factors beyond the Company's control.

These risks and uncertainties include such additional factors as are described in the Company's recently filed reports with the U.S. Securities and Exchange Commission, including its periodic reports on Form 10-K and Form 10-Q. The Company cautions the audience not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Company Overview

69%* Defense Electronics

11%* OEM Solutions

20%* Imaging & Visualization Solutions

* 2003 Percentage of total revenue.

. Founded in 1981

. Leading provider of innovative, engineered computing solutions

. Office locations in U.S., UK, France, Germany and Japan; R&D centers in U.S., France, and Germany

. FY04 estimated revenues: $180-$183 million

. 665 employees worldwide; 265 engineers

. Investment in knowledge of customer applications

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Market Applications

Defense Electronics

• Radar

• Signals intelligence

• Data exploitation, smart weapons, imagery and sonar

Imaging & Visualization Solutions

• Life sciences: medical imaging, biotechnology

• Geosciences: oil and gas exploration

• Simulation

OEM Solutions

• Semiconductor equipment: mask generation, wafer inspection

• High-end baggage scanning

• Telecommunications

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Real-Time Signal and Image Processing

Pulse Compression

Doppler / Clutter Filtering

Azimuth Compression

Adaptive Beam Forming

Multicomputer systems uniquely designed for real-time signal and image processing applications

. Scalable input/output and inter-system communications bandwidth

. Scalable processing power in very dense packaging

. Packaging and cooling expertise

. Intimate understanding of customer applications

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Focus on Customer Success

. Provide architecturally superior products and systems expertise

. Compete on the basis of performance and quality

. Deliver the highest level of service and support

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Defense Electronics Group (DEG)

Defense Electronics Group Overview

Deployed across all environments

. Air, land, and sea

. Commercial, rugged, and conduction- and spray-cooled configurations

Full life-cycle support

. From R&D through deployment

DEG is well positioned

. Driving innovation for the next generation

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

DEG Growth Drivers

. Transformation agenda driving increasing need for Intelligence, Surveillance and Reconnaissance

– ISR drives demand for computing capability

. ISR moving to lower echelons

– Smaller systems

– More platforms

. Communications

– Network Centric Warfare

– Software Radio

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

ISR Programs

This is a listing of programs in which Mercury is involved as well as programs that represent target applications for Mercury technology.

ACS Aerial Common Sensor

ASIP Airborne Signals Intelligence Payload

BAMS Broad Area Maritime Surveillance

DCGS Distributed Common Ground/Surface Systems

DDX new Navy destroyer

E2C Advanced Hawkeye Navy airborne surveillance and command-and-control platform

EuroHawk Unmanned Air Vehicle

FCS Future Combat Systems

Global Hawk Unmanned Air Vehicle

JCM Joint Common Missile

JSF (F-35) Joint Strike Fighter

JTRS Joint Tactical Radio System

MC2A Multi-Sensor Command and Control Aircraft

MMA Multi-mission Maritime Aircraft

MPA Maritime Patrol Aircraft

Prophet Armored Cavalry Regiment commander's principal signals intelligence & electronic warfare system

STARE Small Tactical Arms Recognition Equipment

J-UCAS Joint Unmanned Combat Air Systems

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

DEG Growth Opportunities:

Signal, Image, and Data Exploitation Processing Equipment

$380M

2003 Revenue

$124M

2003 Revenue

25% DT

25% SIGINT

50% Radar

2003

DT = Imagery Exploitation, Sonar, Smart Weapons

Potential Available Markets*

Served 15%-25%

$3B*

*Estimated 2006 Market Size

42% SIGINT

35% Radar

23% DT

2006

William Blair Growth Conference June 2004

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Imaging and VisualizationSolutions Group (IVS)

Open Innovation

Mercury provides more of the total solution to meet customer needs

. Shared commitment to customer success

. Complementary technology and expertise

. Positioned to strengthen market presence in medical diagnostic imaging

. Opens new market opportunities in biotechnology, oil and gas exploration, simulation

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Imaging & Visualization Solutions

Applications

. 2D medical imaging

. 3D imaging

. Image-guided surgery (4D)

. Computer-aided diagnostics

. Simulation – commercial and defense

. Molecular imagery

. Biotechnology

. Oil and gas exploration

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

IVS Growth Drivers

. Increased volume of data from sensors is driving the need for increased processing power in all target markets

. Increased image understanding through innovative visualization technology

– Faster, better imaging and less invasive procedures are needed for safer, more accurate diagnoses

– Intensive computing capabilities are required for 3D image reconstruction in real time (4D)

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Growth Opportunities: IVS

$150M

Served Markets

$36M

2003 Revenue

2003 Revenue

20% CT

80% PET/MRI/DX

2003

Potential Available Markets*

Served ~15%

$1.2B*

*Estimated 2006 Market Size

20%

. Gas & Oil

. Simulation

40%

Medical Imaging

. 2D (CT, MR, DX, US)

. 3D (PACS, interventional,…)

40%

Biotechnology

. Docking

. Molecular imaging

2006

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Mercury Computer Systems, Inc. ©

OEM Solutions Group(OSG)

OEM Solutions Group

Delivering specialized processing solutions for demanding commercial OEM applications

Semiconductor Capital Equipment

High-End Baggage Scanning

Communications Computing

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

OSG Growth Drivers

. Significant growth opportunity in semiconductor capital equipment market

– Unique value proposition

– Design wins moving to production

– Semiconductor equipment market in expansion phase

. Continuing market development in telecommunications

– Positioning for growth as market moves to deploy new solutions

. E.g., Ensemble™, a serial RapidIO Advanced Telecom Computing Architecture (AdvancedTCA®) development system

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

OSG Growth Opportunities:

$150M

Served Markets

$20M

2003 Revenue

2003 Revenue

35% Other

65% Semiconductor Imaging

2003

Potential Available Markets*

Served 10%

$1.5B*

*Estimated 2006 Market Size

85% Communications Computing

15% Semiconductor Imaging, Other

2006

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Financial Overview

Strong Financial Performance

Revenue($M)

$150

2002

$180

2003

$180- $183*

2004E

$220- $230*

2005E

Operating Income (% Revenue)

10%

2002

14%

2003

16+%*

2004E

16%*

2005E

EPS

$0.69

2002

$1.03

2003

$1.00- $1.04*

2004E

$1.18- $1.29**

2005E

. Projecting top-line growth in 2005

. Strong operating income performance

* Per Company guidance April 15, 2004 Q3 earnings conference call.

** First Call range as of June 2004.

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Business Model

Guidance Business

FY02 FY03 FY04 Model

Revenue 100% 100% 100% 100%

Gross Margin 65% 66% 66% 64-66%

SG&A 32% 30% 28-30%

R&D 23% 21% 19-21%

Operating expenses 55% 51% 49-50% 47-51%

Income from operations 10% 14% 16+% 15-17%

Non operating income* 5% 4% 0%

PBT 15% 18% 15-17%

Taxes 4% 5% 5%

Net income 11% 13% 12+% 10-12%

* 2003, 2002 net income each include ~$7M non-operating income associated with the sale of SSBU

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Strong Financial Performance

Inventory Turns

5.2

Q203

5.6

Q303

5.6

Q403

6.8

Q104

6.5

Q204

8.1

Q304

8.0*

Q404E

DSOs

31

Q203

39

Q303

47

Q403

43

Q104

42

Q204

56

Q304

low 50s*

Q404E

Operating Cash Flow ($M)

26

FY01

16

FY02

51

FY03

* Per Company guidance, 4/15/04 earnings conference call

Balance Sheet Highlights ($M)

As of Q3 FY04

Prior to April 23 debt offering $125M

(Quarter ended March 31, 2004)

Cash and equivalents $ 128.8

Total Current Assets $ 139.3

Total Assets $ 210.5

Total Debt $11.8

Total Liabilities $40.4

Stockholders’ Equity $ 170.1

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Market Growth Drivers

DoD Investment Accounts Budget ($B)

$127

2003

$182 Projected

2009

. FY04 defense budget real increases in top line.

. Investment accounts (RDT&E plus Procurement) shift toward RDT&E

. FY05 RDT&E budget projected to be the largest in 50 years—in absolute terms

. Transformation initiatives gaining momentum

RDT&E Budget Share

FY2004-09: 15.5%

FY1980-03 11.7%

FY1954-03 10.1%

Source: DFI International, 11/03

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Programs Driving ISR

Multi-Platform Radar Technology Insertion Program (MP-RTIP)

– Modular, active electronically scanned array radar systems scaled for integration on manned and unmanned airborne platforms

– Planned for deployment on: Global Hawk (Unmanned Air Vehicle) and Multi-Sensor Command and Control Aircraft (MC2A)

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Summary

. Positioned for top-line growth

. Strong competitive position in attractive and growing markets

. Diversified revenue base

. Straightforward operating model and financial structure

. Strong balance sheet, cash and operating cash flow and significant financing flexibility

. Open innovation strategy through partnerships and acquisitions to enhance capability to deliver solutions across target markets

William Blair Growth Conference June 2004

Mercury Computer Systems, Inc. ©

Computer Systems, Inc.

Mercury